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Exhibit 10.3

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

FOURTH AMENDMENT TO THE NOVEMBER 1, 2002 LICENSE

        This Fourth Amendment, effective as of the date set forth above the signatures of the parties below, pertains to the Amended and Restated Exclusive Patent License Agreement, effective on November 1, 2002, as subsequently amended by a First Amendment on November 15, 2002, a Letter Agreement on September 12, 2003, a Letter Agreement on October 22, 2003, a Second Amendment on November 19, 2003 and a Third Amendment on April 2,2004, by and between the Massachusetts Institute of Technology ("M.I.T.") and Momenta Pharmaceuticals, Inc. ("COMPANY").

        WHEREAS, M.I.T. is the owner of certain new intellectual property closely related to the PATENT RIGHTS of the Amended and Restated Exclusive Patent License Agreement and desires to have this technology developed and commercialized to benefit the public; and

        WHEREAS, COMPANY desires to add this new technology to the PATENT RIGHTS and M.I.T. is willing to grant a license thereunder.

        NOW, THEREFORE, M.I.T. and COMPANY hereby agree to modify the Amended and Restated Exclusive Patent License Agreement as follows:

  1.
  The patent rights of the following M.I.T. Case Nos. shall be added to the PATENT RIGHTS ENZYMES and the PATENT RIGHTS, as defined by their inclusion in the attached APPENDIX H:

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

2.
In consideration of the addition of the patent rights of M.I.T. Case Nos. [**], and [**] to the PATENT RIGHTS ENZYMES and the license granted in the FIELD ENZYMES hereunder:

a.
COMPANY shall pay M.I.T. a Patent Addition Fee of [**] dollars ($[**]) for each M.I.T. Case added for a total of [**] dollars ($[**]), which shall be due within thirty (30) days of the Effective Date of this Fourth Amendment; and

b.
COMPANY shall be responsible for payment of all fees and costs relating to the filing, prosecution and maintenance of the patent rights of M.I.T. Case Nos. [**] and [**], whether such fees and costs were incurred [**] the Effective Date of this Fourth Amendment; provided, however, that should M.I.T. license the PATENT RIGHTS ENZYMES to one or more third parties, M.I.T. shall promptly notify COMPANY in writing and any fees and costs associated with PATENT RIGHTS ENZYMES shall be allocated in a fair and equitable manner between COMPANY and any subsequent licensees of the PATENT RIGHTS ENZYMES on a go-forward basis.

All other terms and conditions of the License Agreement shall remain unchanged.

The EFFECTIVE DATE of this Amendment is July 17, 2004.

Agreed to for:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.
By	/s/ Lita L. Nelsen	By	/s/ Susan K. Whoriskey
Name	Lita L. Nelsen	Name	Susan K. Whoriskey
Title	Technology Licensing Officer	Title	Vice President, Licensing & Business Development
Date	July 26, 04	Date	July 28, 2004

APPENDIX H
PATENT RIGHTS ENZYMES

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    Japan Serial No. [**]
    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]
  [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    United States of America Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    [**]

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  Exhibit 10.3
FOURTH AMENDMENT TO THE NOVEMBER 1, 2002 LICENSE
APPENDIX H PATENT RIGHTS ENZYMES